UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 20, 2005

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                                F & M Bank Corp.
             (Exact name of registrant as specified in its charter)



          Virginia                   000-13273                54-1280811
(State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)             File Number)          Identification No.)

                 P. O. Box 1111                    22853
              Timberville, Virginia              (Zip Code)
  (Address of principal executive offices)


       Registrant's telephone number, including area code: (540) 896-8941

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01         Changes in Registrant's Certifying Accountant.


On January 20, 2005, F & M Bank Corp. ("F&M" or the "Registrant") determined that, effective after its completion of the audit for the fiscal year ended December 31, 2004, S. B. Hoover & Company, LLP ("SBH") will serve as the internal auditor of F&M and will not be reappointed as F&M's independent auditor for the fiscal year ending December 31, 2005. This action was recommended and approved by the Audit Committee of the Registrant's Board of Directors.


During F&M's two fiscal years ended December 31, 2003, and during the subsequent period through January 20, 2005, there was no disagreement between F&M and SBH on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to SBH's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with its reports on F&M's consolidated financial statements. The audit reports of SBH on the consolidated financial statements of F&M as of and for the two fiscal years ended December 31, 2003 did not contain any adverse opinion or disclaimer of opinion, nor were these opinions qualified or modified as to uncertainty, audit scope or accounting principles.


F&M provided SBH with a copy of the foregoing disclosures. Attached, as Exhibit 16, is a copy of SBH's letter, dated January 20, 2005, stating its agreement with such statements.


Item 9.01         Financial Statements and Exhibits.

   (c)      Exhibits.

     Exhibit 16 Letter from S. B. Hoover & Company, LLP to the Securities and Exchange Commission dated January 20, 2005. Filed with this document.
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               F & M Bank Corp.
                                                 (Registrant)

                                             /s/ Neil W. Hayslett
                                ------------------------------------------------
                                                Neil W. Hayslett
                               Senior Vice President and Chief Financial Officer

Date: January 26, 2005


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                                  Exhibit Index


Exhibit
Number         Exhibit Description
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     16        Letter from S. B.  Hoover & Company,  LLP to the  Securities  and
               Exchange Commission dated January 20, 2005. Filed with this document.